                                 Exhibit 99.1

  Series 1997-2 Monthly Certificateholders' Statement for the month of October 1997

                     Monthly Certificateholder's Statement
                      Proffitt's Credit Card Master Trust
                                 Series 1997-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Proffitt's Credit Corporation as Transferor, Proffitt's, Inc., as Servicer, and Norwest Bank Minnesota, National Association, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the Series 1997-2 Certificateholders is set forth below.

Date of the Certificate                                       November 10, 1997
Monthly Period ending:                                         October 31, 1997
Determination Date                                            November 10, 1997
Distribution Date                                             November 17, 1997

                                                           General
 201 Amortization Period                                                                       No           201
 202 Early Amortization Period                                                                 No           202
 203 Class A Investor Amount paid in full                                                      No           203
 204 Class B Investor Amount paid in full                                                      No           204
 205 Collateral Indebtedness Amount paid in full                                               No           205
 206 Proffitt's Inc. is the Servicer                                                          Yes           206

                                                        Investor Amount

                                                               as of the end of           as of the end of
                                                                     prior                 the relevant
                                                                Monthly Period             Monthly Period
                                                               -----------------         ------------------
 207 Series 1997-2 Investor Amount                             $ 235,300,000     207(a)  $ 235,300,000     207(b)
 208    Class A Investor Amount                                $ 180,000,000     208(a)  $ 180,000,000     208(b)
 209    Class B Investor Amount                                $  20,000,000     209(a)  $  20,000,000     209(b)
 210    Collateral Indebtedness Amount                         $  21,000,000     210(a)  $  21,000,000     210(b)
 211    Class D Investor Amount                                $  14,300,000     211(a)  $  14,300,000     211(b)

 212 Series 1997-2 Adjusted Investor Amount                    $ 235,300,000     212(a)  $ 235,300,000     212(b)
 213    Class A Adjusted Investor Amount                       $ 180,000,000     213(a)  $ 180,000,000     213(b)
 214       Principal Account Balance                           $           -     214(a)  $           -     214(b)
 215    Class B Adjusted Investor Amount                       $  20,000,000     215(a)  $  20,000,000     215(b)

 216    Class A Certificate Rate                                                              6.50%         216
 217    Class B Certificate Rate                                                              6.69%         217
 218    Collateral Indebtedness Interest                                                      6.225%        218
 219    Class D Certificate Rate                                                              6.50%         219
 220 Weighted average interest rate for Series 1997-2                                         6.49%         220


                                                               as of the end of           as of the end of
                                                                     prior                 the relevant
                                                                Monthly Period             Monthly Period
                                                               -----------------         ------------------

 221 Series 1997-2 Investor Percentage with respect
        to Finance Charge Receivables                               82.34%       221(a)       78.25%       221(b)
 222    Class A                                                     62.99%       222(a)       59.86%       222(b)
 223    Class B                                                     7.00%        223(a)        6.65%       223(b)
 224    Collateral Indebtedness Amount                              7.35%        224(a)        6.98%       224(b)
 225    Class D                                                     5.00%        225(a)        4.76%       225(b)

 226 Series 1997-2 Investor Percentage with respect
        to Principal Receivables                                   82.34%        226(a)       78.25%       226(b)
 227    Class A                                                    62.99%        227(a)       59.86%       227(b)
 228    Class B                                                     7.00%        228(a)        6.65%       228(b)
 229    Collateral Indebtedness Amount                              7.35%        229(a)        6.98%       229(b)
 230    Class D                                                     5.00%        230(a)        4.76%       230(b)

 231 Series 1997-2 Investor Percentage with respect to
        Allocable Amounts                                          82.34%        231(a)       78.25%       231(b)
 232    Class A                                                    62.99%        232(a)       59.86%       232(b)
 233    Class B                                                     7.00%        233(a)        6.65%       233(b)
 234    Collateral Indebtedness Amount                              7.35%        234(a)        6.98%       234(b)
 235    Class D                                                     5.00%        235(a)        4.76%       235(b)

                        Collections Allocated to Series 1997-2

 236 Series allocation of collections of
        Principal Receivables                                                            $  48,192,410      236
 237    Class A                                                                          $  36,866,272      237
 238    Class B                                                                          $   4,096,252      238
 239    Collateral Indebtedness Amount                                                   $   4,301,065      239
 240    Class D                                                                          $   2,928,820      240

 241 Series allocation of collections of Finance
        Charge Receivables                                                               $   4,108,728      241
 242    Class A                                                                          $   3,143,098      242
 243    Class B                                                                          $     349,233      243
 244    Collateral Indebtedness Amount                                                   $     366,695      244
 245    Class D                                                                          $     249,702      245

     Available Funds
 246    Class A Available Funds                                                          $   3,143,098      246
 247       The amount to be withdrawn from the
              Reserve Account to be included in
              Class A available funds                                                    $           -       247
 248       Principal Investment Proceeds to be
              included in Class A Available Funds                                        $           -       248
 249       The amount of investment earnings on
              amounts held in the Reserve Account
              to be included in Class A available funds                                  $           -       249

 250    Class B Available Funds                                                          $     349,233       250
 251       The amount to be withdrawn from the Reserve
              Account to be included in Class B
              available funds                                                            $           -       251
 252       Principal Investment Proceeds to be included
              in Class B Available Funds                                                 $           -       252
 253       The amount of investment earnings on amounts
              held in the Reserve Account to be included
              in Class B availabe funds                                                  $           -       253

 254 Collateral Available Funds                                                          $     366,695       254

 255 Class D Available Funds                                                             $     249,702       255

                              Application of Collections

     Class A
 256 Class A Monthly Interest for the related Distribution
       Date, plus the amount of any Class A Monthly
       Interest previously due but not paid plus any
       additional interest with respect to interest
       amounts that were due but not paid on a prior
       Distribution date                                                                 $     975,000       256
 257 If Proffitt's Inc. is no longer the Servicer,
       an amount equal to Class A Servicing fee for
       the related Distribution Date                                                     $           -       257
 258 Class A Allocable Amount                                                            $     647,930       258
 259 An amount to be included in the Excess Spread                                       $   1,520,168       259

     Class B
 260 Class B Monthly Interest for the related Distribution
       Date, plus the amount of any Class B Monthly Interest
       previously due but not paid plus any additional
       interest with respect to interest amounts that were
       due but not paid on a prior Distribution date                                     $     111,500       260
 261 If Proffitt's Inc. is no longer the Servicer, an amount equal to Class B Servicing fee for the related
       Distribution Date                                                                 $           -       261
 262 An amount to be included in the Excess Spread                                       $     237,733       262

     Collateral
 263 If Proffitt's Inc. is no longer the Servicer, an amount equal to Collateral Servicing fee for the related
       Distribution Date                                                                 $           -       263
 264 An amount to be included in the Excess Spread                                       $     366,695       264

     Class D
 265 If Proffitt's Inc. is no longer the Servicer, an amount equal to Class D Servicing fee for the related
       Distribution Date                                                                 $           -       265
 266 An amount to be included in the Excess Spread                                       $     249,702       266

 267 Available Excess Spread                                                             $   2,374,298       267
 268 Available Shared Excess Finance Charge Collections                                  $           -       268

 269 Class A Required Amount is to be used to fund any
       deficiency in line 256, line 257 and line 258                                     $           -       269
 270 The aggregate amount of Class A Investor Charge Offs
       which have not been previously reimbursed                                         $           -       270



 271 Class B Required Amount to the extent attributable
       to line 260, and line 261                                                            $           -       271
 272 Class B Allocable Amount                                                               $      71,992       272
 273 Any remaining portion of the Class B Required Amount                                   $           -       273
 274 An amount equal to any unreimbursed reductions
       of the Class B Investor Amount, if any, due to:
       (i) Class B Investors Charge Offs; (ii) Reallocated
       Principal Collections; (iii) reallocations of the
       Class B Investor Amount to the Class A Investor
       Amount                                                                               $           -       274
 275 Collateral Monthly Interest for the related Distribution
       Date plus Collateral Monthly Interest previously due
       but not paid to the Collateral Indebtedness Holder plus Collateral
       Additional Interest                                                                  $     119,831       275
 276 Class A Servicing Fee plus Class B Servicing Fee plus
       Collateral Servicing Fee due for the relevant Monthly
       Period and not paid above                                                            $     368,333       276
 277 Class A Servicing Fee plus Class B Servicing Fee plus
       Collateral Servicing Fee due but not distributed to the
       Servicer for prior Monthly Periods                                                   $           -       277
 278 Collateral Allocable Amount                                                            $      75,592       278
 279 Any unreimbursed reductions of the Collateral Indebtedness
       Amount (CIA), if any, due to: (i) CIA Charge Offs;
       (ii) Reallocated Principal Collections; (iii) reallocations
       of the CIA to the Class A or Class B Investor Amount                                 $           -       279
 280 The excess, if any, of the Required Cash Collateral Amount
       over the Available Collateral Amount                                                 $           -       280
 281 An amount equal to Class D Monthly Interest due but not paid to the Class D Certificateholders plus Class D Additional
       Interest                                                                             $      77,458       281
 282 Class D Servicing Fee due for the relevant Monthly Period
       and not paid above                                                                   $      23,833       282
 283 Class D Servicing Fee due but not distributed to the Servicer
       for prior Monthly Periods                                                            $           -       283
 284 Class D Allocable Amount                                                               $      51,474       284
 285 Any unreimbursed reductions of the Class D Investor Amount, if any, due to: (i) Class D Investor Charge Offs;
       (ii) Reallocated Principal Collections; (iii) reallocations of the Class D Investor Amount to the Class A or Class B
       Investor Amount or CIA                                                               $           -       285
 286 Aggregate amount of any other amounts due to the Collateral
       Indebtedness Holder pursuant to the Loan Agreement                                   $           -       286
 287 Excess, if any, of the Required Reserve Account Amount over
       the amount on deposit in the Reserve Account                                         $           -       287
 288 Shared Excess Finance Charge Collections                                               $   1,585,783       288


                          Determination of Monthly Principal

 289 Class A Monthly Principal (the least of line#290, line#291 and line#208)               $           -       289
 290    Available Principal Collections held in the Collection Account                      $  48,192,410       290
 291    Class A Accumulation Amount                                                         $           -       291

 292 Class B Monthly Principal (the least of line#293, line#294 and
       line#209) (distributable only after payout of Class A)                               $           -       292
 293    Available Principal Collections held in the Collection
          Account less portion of such Collections applied to Class
          A Monthly Principal                                                               $  48,192,410       293
 294    Class B Accumulation Amount                                                         $           -       294

 295 Collateral Monthly Principal (prior to payout of Class B)
       (the least of line#296 and line#297)                                                 $           -       295
 296    Available Principal Collections held in the Collection
          Account less portion of such Collections applied to
          Class A and Class B Monthly Principal                                             $  48,192,410       296
 297    Enhancement Surplus                                                                 $           -       297

 298 Class D Monthly Principal                                                              $           -       298
 299    Available Principal Collections held in the Collection
          Account less portion of such Collections applied to
          Class A, Class B or collateral Monthly                                            $  48,192,410       299



                             Available Enhancement Amount

 300 Available Enhancement Amount                                                           $  35,300,000       300
 301    Amount on Deposit in the Cash Collateral Account                                    $           -       301

                          Reallocated Principal Collections

 302 Reallocated Principal Collections                                                      $           -       302

 303    Class D Principal Collections (to the extent
          needed to fund Required Amounts)                                                 $            -    303
 304    Collateral Principal Collections (to the
          extent needed to fund Required Amounts)                                          $            -    304
 305    Class B Principal Collections (to the extent
           needed to fund Required Amounts)                                                $            -    305

         Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
                                                                       %                         Amount
                                                               -----------------          ------------------
 306 Series 1997-2 Default Amount                                   82.34%         306(a)  $      846,988    306(b)
 307 Class A Investor Default Amount                                62.99%         307(a)  $      647,930    307(b)
 308 Class B Investor Default Amount                                 7.00%         308(a)  $       71,992    308(b)
 309 Collateral Default Amount                                       7.35%         309(a)  $       75,592    309(b)
 310 Class D Investor Default Amount                                 5.00%         310(a)  $       51,474    310(b)

 311 Series 1997-2 Adjustment Amount                                                       $            -     311
 312 Class A Adjustment Amount                                                             $            -     312
 313 Class B Adjustment Amount                                                             $            -     313
 314 Collateral Adjustment Amount                                                          $            -     314
 315 Class D Adjustment Amount                                                             $            -     315

 316 Series 1997-2 Allocable Amount                                                        $      846,988     316
 317    Class A Allocable Amount                                                           $      647,930     317
 318    Class B Allocable Amount                                                           $       71,992     318
 319    Collateral Allocable Amount                                                        $       75,592     319
 320    Class D Allocable Amount                                                           $       51,474     320

                                   Required Amounts

 321 Class A Required Amount                                                               $            -     321
 322    Class A Monthly Interest for current Distribution Date                             $      975,000     322
 323    Class A Monthly Interest previously due but not paid                               $            -     323
 324    Class A Additional Interest for prior Monthly Period
          or previously due but not paid                                                   $            -     324
 325    Class A Servicing Fee (if Proffitt's is no longer the Servicer)                    $            -     325

 326 Class B Required Amount                                                               $            -     326
 327    Class B Monthly Interest for current Distribution Date                             $      111,500     327
 328    Class B Monthly Interest previously due but not paid                               $            -     328
 329    Class B Additional Interest for prior Monthly Period
          or previously due but not paid                                                   $            -     329
 330    Class B Servicing Fee (if Proffitt's is no longer the Servicer)                    $            -     330
 331   Excess of Class B Allocable Amount over funds available to make payments            $            -     331

 332 Collateral Required Amount                                                            $            -     332
 333    Collateral Monthly Interest for current Distribution Date                          $      119,831     333
 334    Collateral Monthly Interest previously due but not paid                            $            -     334
 335    Collateral Additional Interest for prior Monthly Period
          or previously due but not paid                                                   $            -     335
 336    Collateral Servicing Fee (if Proffitt's is no longer the Servicer)                 $            -     336
 337   Excess of Collateral Allocable Amount over funds available to make payments         $            -     337

                            Reduction of Investor Amounts

     Class A
 338 Class A Investor Amount reduction                                                     $            -     338
 339    Class A Investor Charge Off                                                        $            -     339
 340    Reductions of the Class A Investor Amount                                          $            -     340
     Class B
 341 Class B Investor Amount reduction                                                     $            -     341
 342    Class B Investor Charge Off                                                        $            -     342
 343    Reductions of the Class B Investor Amount                                          $            -     343
 344    Reallocated Principal Collections applied to Class A                               $            -     344
     Collateral
 345 Collateral Indebtedness Amount reduction                                              $            -     345
 346    Collateral Indebtedness Amount Charge Off                                          $            -     346
 347    Reductions of the Collateral Indebtedness Amount                                   $            -     347
 348    Reallocated Principal Collections applied to Class B                               $            -     348


                        Collections Allocated to Series 1997-2

 349 Class D Investor Amount reduction                                                     $           -      349
 350    Class D Investor Charge Off                                                        $           -      350
 351    Reductions of the Class D Investor Amount                                          $           -      351
 352    Reallocated Principal Collections applied to
          Collateral Indebtedness Amount                                                   $           -      352

                                    Servicing Fee

 353 Series 1997-2 Servicing Fee                                                           $     392,167      353
 354    Class A Servicing Fee                                                              $     300,000      354
 355    Class B Servicing Fee                                                              $      33,333      355
 356    Collateral Servicing Fee                                                           $      35,000      356
 357    Class D Servicing Fee                                                              $      23,833      357

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of November, 1997.

     Proffitt's Inc.,
     as Servicer

     By: /s/ James S. Scully
        ---------------------------
     Name:  James S. Scully